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                                                                   EXHIBIT 10.36

                AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT

     This Amendment to that certain Limited Liability Company Agreement dated as of May 12, 1998 (the "LLC Agreement") among Caminus LLC, a Delaware limited liability company (the "Company"), and the members of the Company (the "Members") is dated as of January 19, 2000. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the LLC Agreement.

     WHEREAS, the Company is effecting a reorganization (the "Reorganization") pursuant to which the members of the Company will exchange their Membership Interests in the Company for shares of common stock of a Delaware C-corporation (the "Surviving Corporation");

     WHEREAS, pursuant to Article IV of Appendix B to the LLC Agreement, the Securityholders of the Company have been granted registration rights as provided therein;

     WHEREAS, the definition of "Securityholders" in Section 1.3(h) of Appendix B to the LLC Agreement is limited to those Members of the Company who held Membership Interests on the date of the LLC Agreement; and

     WHEREAS; the Company and the Members desire that, after the closing of the Initial Public Offering (as defined below), the registration rights contained in
Article IV of Appendix B to the LLC Agreement be extended to each Member that holds shares of common stock of the Surviving Corporation immediately prior to the effectiveness of the first registration statement registering shares of common stock of the Surviving Corporation under the Securities Act of 1933, as amended (the "Initial Public Offering").

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and at least a Majority in Interest of the Members, representing all of the parties necessary to amend the LLC Agreement as provided in Section
11.2.2 thereof, agree as follows:

     1. Effective upon the closing of the Initial Public Offering, the definition of "Securityholders" contained in Section 1.3(h) of Appendix B to the LLC Agreement shall be deleted in its entirety and the following shall be substituted in its place:




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          "(h) 'Securityholders' means the holders of Securities as of the date on which the Company's first registration statement registering Securities under the Securities Act of 1933, as amended, is declared effective by the Securities and Exchange Commission, as well as, in accordance with the terms of the Agreement and this Appendix B, their respective successors and assigns."

     2. The LLC Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the LLC Agreement or delivered pursuant thereto which form a part thereof, contain the entire agreement between the parties with respect to the subject matter thereof and amend, restate and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     3. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the LLC Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the LLC Agreement, as amended hereby. Except as specifically amended above, the LLC Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     4. The existence, validity and construction of this Amendment shall be governed by the laws of the State of Delaware.

     5. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Amendment on the date first above written.

                                      CAMINUS LLC

                                      By:    /s/ Mark A. Herman
                                         -----------------------------
                                      Title: CFO
                                            --------------------------




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                              OCM CAMINUS INVESTMENT, INC.


                              By: /s/ Christopher S. Brothers  /s/ Kenneth Liang
                                  ---------------------------- -----------------
                              Its:    VP/VP
                                  ----------------------------


                              RIT CAPITAL PARTNERS PLC


                              By:    /s/ Anthony H. Bloom
                                 -----------------------------
                              Its:   Authorized Signatory
                                 -----------------------------


                              GFI TWO LLC


                              By:   /s/ Lawrence D. Gilson
                                  -----------------------------
                              Its:  President
                                  -----------------------------


                              ZAK ASSOCIATES, INC.


                              By:   Brian J. Scanlan
                                  -----------------------------
                              Its:  President
                                  -----------------------------


                              Nigel L. Evans

                              /s/ Nigel L. Evans
                              ---------------------------------



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